UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

Solo International, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-170096	68-0680819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

871 Coronado Center Drive, Suite 200, Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 330-3285
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrants Certifying Accountant

Effective February 17, 2012, PLS CPA, A Professional Corporation (“PLS”),  Solo International Inc.'s ("the Registrant") independent accountant, and the accountant engaged to audit the Registrant’s financial statements, was dismissed by the Registrant’s board of directors  and replaced with Borgers & Cutler CPA’s PLLC.

The audit report of PLS on the Registrant’s financial statements for the years ended September 30, 2011 and September 30, 2010 expressed an unqualified opinion and included an explanatory paragraph relating to the Registrant’s ability to continue as a going concern due to the Registrant’s cash flow constraints, accumulated deficit, and recurring losses from operations.  Such audit report did not contain any other adverse opinion or disclaimer of opinion or qualification. During the Registrant’s two most recent fiscal years and the period from the end of the most recently completed fiscal year through the date of the February 17, 2012 Board action, there were no disagreements with PLS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PLS, would have caused such entity to make reference to such disagreements in its reports. During the Registrant’s two most recent fiscal years and through the date of the February 17, 2012 Board action, no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) occurred that would be required by Item 304(a)(1)(v) to be disclosed in this report.

During the Registrant’s two most recent fiscal years and the period from the end of the most recently completed fiscal year through the February 17, 2012 Board action, neither the Registrant nor anyone on its behalf consulted Borgers & Cutler CPA’s PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and either a written report was provided to the Registrant or oral advice was provided that Borgers & Cutler CPA’s PLLC concludes was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has requested PLS and Borgers & Cutler CPA’s PLLC to review the disclosures contained in this report and have asked each of them to furnish the Registrant with a currently dated letter addressed to the SEC containing any new information, clarification of the expression of the Registrant’s views or the respects in which it does not agree with the statements made by it in response to Item 304(a) of Regulation S-K. A copy of each such letter is filed as an exhibit to this report.

Item 9.01   Financial Statements and Exhibits

Financial Information

None

(d) Exhibits:

Exhibit Number	Description
16.1	Letter re change in certifying accountant from Borgers & Cutler CPA’s PLLC	Filed herewith
16.2	Letter re change in certifying accountant from PLS CPA, A Professional Corporation	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO INTERNATIONAL, INC.
February 24, 2012	By: /s/ Michel Plante
Michel Plante Director and President, Secretary, Treasurer